Inventories	12 Months Ended
Dec. 31, 2018
Inventories [Abstract]
Inventories
Inventories:
Inventories are valued at the lower of cost, determined on a first-in first-out basis, and estimated net realizable value. The amount of inventories recognized as an expense in cost of sales and operating expenses and depreciation and amortization for the year ended December 31, 2018 is $2,758 million (2017 - $2,219 million).